UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934

Date of report (Date of earliest event reported): March 8, 2010

FAR EAST ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada
 (State or other jurisdiction of incorporation)

0-32455	88-0459590
(Commission File Number)	(IRS Employer Identification Number)

363 N. Sam Houston Parkway East, Suite 380, Houston, Texas 77060
(Address of principal executive offices)

(832) 598-0470
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Placement Agent Agreement

On February 23, 2010, Far East Energy Corporation, a Nevada corporation (the “Company”), entered into a placement agency agreement (the “Placement Agreement”) with Rodman & Renshaw, LLC (the “Placement Agent”) pursuant to which the Placement Agent agreed to use its reasonable best efforts to sell shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), and warrants to purchase shares of Common Stock (the “Warrants”) in a registered direct public offering (the “Offering”).   In connection with the Offering, the Company has entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) dated March 8, 2010 with the investors party thereto (the “Investors”) pursuant to which the Common Stock is being sold at a purchase price of $0.43 per share.  The terms of the Warrants are described below.   The Common Stock and Warrants will be issued pursuant to a prospectus supplement or supplements filed with the Securities and Exchange Commission (“SEC”) in connection with takedowns from the Company’s shelf registration statement on Form S-3 (File No. 333-162019), which became effective on November 4, 2009.

Pursuant to the Placement Agreement, the Company has agreed to pay the Placement Agent a fee equal to 5.5% of the aggregate gross proceeds raised in the Offering from Investors introduced to the Company by the Placement Agent and 5.0% of the aggregate gross proceeds raised in the Offering from certain existing Investors.  In addition, the Placement Agent will receive warrants to purchase 289,570 shares at an exercise price of $0.54 per share, which will be exercisable for a period of 5 years from November 4, 2009.  The Company has also agreed to reimburse the Placement Agent for its out-of-pocket expenses incurred by it in connection with the Offering in an amount equal to the lesser of 0.8% of gross offering proceeds or $75,000.

Under the Securities Purchase Agreement, the Investors will have the right, for a period of one year from the closing of the Offering (the “Closing”), to participate in any proposed subsequent offerings of securities by the Company, other than Exempt Issuances (as defined in the Securities Purchase Agreement) and specified underwritten offerings.  The amount of the Investors’ participation rights will vary depending on the aggregate amount (the “Aggregate Subsequent Offering Amount”) of securities being offered in any such subsequent offering (the “Subsequently Offered Securities”).  If the Aggregate Subsequent Offering Amount is less than the aggregate gross proceeds of the Offering, then the Investors will have the right to purchase 100% of the Subsequently Offered Securities.  If the Aggregate Subsequent Offering Amount equals or exceeds, but is less than 200% of, the aggregate gross proceeds of the Offering, then the Investors will have the right to purchase Subsequently Offered Securities in an amount not less than the aggregate gross proceeds of the Offering.  If the Aggregate Subsequent Offering Amount equals or exceeds 200% of the aggregate gross proceeds of the Offering, then the Investors will have the right to purchase up to 50% of the Subsequently Offered Securities.  The Placement Agreement and Securities Purchase Agreement also contain customary representations, warranties, covenants, customary conditions to closing and indemnification obligations.

The net proceeds to the Company from the Offering, after deducting Placement Agent fees and the Company’s estimated offering expenses, are expected to be approximately $4,620,362.   If fully exercised for cash, the Warrants would result in additional gross proceeds to us of approximately $3,886,005.  The Company intends to use these net proceeds to continue the drilling, completion and testing of coal bed methane wells in China and for general corporate purposes. The Closing is expected to occur on or about March 11, 2010, subject to the satisfaction of customary closing conditions.

The descriptions of the Securities Purchase Agreement and the Placement Agreement set forth above do not purport to be complete and are qualified in their entirety by reference to the form of Securities Purchase Agreement and the Placement Agreement filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

Form of Warrant

The Warrants being issued to Investors at Closing will be immediately exercisable and remain exercisable for a period of five years.  The Warrants will provide the holders the right to purchase up to an additional 4,662,046 shares in the aggregate at an exercise price of $0.80 per share.  If fully exercised for cash, the Warrants would result in additional gross proceeds to the Company of approximately $3.73 million.  The exercise price of the Warrants is subject to adjustment in the case of stock splits, stock dividends, combinations of shares and similar recapitalization transactions.

The descriptions of terms and conditions of the Warrants set forth herein do not purport to be complete and are qualified in their entirety by the full text of the form of Warrant filed as Exhibit 4.1, hereto and incorporated herein by reference.

Item 7.01            Regulation FD Disclosure.

On March 9, 2010, the Company issued a press release announcing the transactions contemplated by the Securities Purchase Agreement.  A copy of the press release is furnished pursuant to Regulation FD as Exhibit 99.1 to this report.  The information contained in Item 7.01 of this report and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01            Financial Statements and Exhibits.

(d)    Exhibits

Exhibit
Number	Description

4.1	Form of Warrant

5.1	Opinion of Coppedge Emmel & Klegerman PC

10.1	Form of Securities Purchase Agreement

10.2	Placement Agent Agreement between Far East Energy Corporation and Rodman & Renshaw, LLC dated February 23, 2010

23.1	Consent of Coppedge Emmel & Klegerman PC (incorporated by reference to Exhibit 5.1 of this Current Report on Form 8-K)

99.1	Press Release

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  March 9, 2010

Far East Energy Corporation

By:	/s/ Andrew Lai
Andrew Lai
Chief Financial Officer

Index to Exhibits
Exhibit
Number	Description

4.1	Form of Warrant

5.1	Opinion of Coppedge Emmel & Klegerman PC

10.1	Form of Securities Purchase Agreement

10.2	Placement Agent Agreement between Far East Energy Corporation and Rodman & Renshaw, LLC dated February 23, 2010

23.1	Consent of Coppedge Emmel & Klegerman PC (incorporated by reference to Exhibit 5.1 of this Current Report on Form 8-K)

99.1	Press Release